Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended October 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried
Joel P. Fried
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	12/22/2015

/s/ Theo A. Kolokotrones
Theo A. Kolokotrones
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	12/22/2015

/s/ Alfred W. Mordecai
Alfred W. Mordecai
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	12/22/2015

/s/ Michael J. Ricks
Michael J. Ricks
Chief Financial Officer, PRIMECAP Odyssey Funds

Dated:	12/22/2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.